SMITH BARNEY INCOME FUNDS

Smith Barney Diversified Strategic Income Fund

Smith Barney Dividend and Income Fund

Smith Barney High Income Fund

Supplement Dated February 10, 2006

to Prospectus Dated November 28, 2005

SMITH BARNEY CORE PLUS BOND FUND INC.

Supplement Dated February 10, 2006

to Prospectus Dated November 28, 2005

SMITH BARNEY INVESTMENT FUNDS INC.

Smith Barney Investment Grade Bond Fund

Supplement Dated February 10, 2006

to Prospectus Dated April 29, 2005

The following information supplements and supersedes any contrary information contained in the Prospectuses under the caption “Management”:

Effective February 10, 2006, Smith Barney Fund Management LLC (the “manager”), the fund’s investment manager, has appointed the following individuals to assume the day-to-day portfolio management responsibilities for Smith Barney Income Funds – Smith Barney Diversified Strategic Income Fund: S. Kenneth Leech, Stephen A. Walsh, Keith J. Gardner, Michael C. Buchanan and Mark Lindbloom.

Effective February 10, 2006, the manager has appointed the following individuals to assume the day-to-day portfolio management responsibilities for Smith Barney Income Funds – Smith Barney Dividend and Income Fund: S. Kenneth Leech, Stephen A. Walsh, Carl L. Eichstaedt, Edward A. Moody and Mark Lindbloom.

Effective February 10, 2006, the manager has appointed the following individuals to assume the day-to-day portfolio management responsibilities for Smith Barney Income Funds – Smith Barney High Income Fund: S. Kenneth Leech, Stephen A. Walsh, Michael C. Buchanan, Timothy J. Settel and Mark Lindbloom.

Effective February 10, 2006, the manager has appointed the following individuals to assume the day-to-day portfolio management responsibilities for Smith Barney Core Plus Bond Fund Inc.: S. Kenneth Leech, Stephen A. Walsh, Carl L. Eichstaedt, Edward A. Moody and Mark Lindbloom.

Effective February 10, 2006, the manager has appointed the following individuals to assume the day-to-day portfolio management responsibilities for Smith Barney Investment Funds – Smith Barney Investment Grade Bond Fund: S. Kenneth Leech, Stephen A. Walsh, James V. Nelson, Jeffrey D. Van Schaick and Carl L. Eichstaedt.

Each of the new portfolio managers is a portfolio manager of Western Asset Management Company (“Western Asset”), which, like the manager, is a subsidiary of Legg Mason, Inc.

Each fund will be managed by a team of portfolio managers, sector specialists and other investment professionals. The portfolio managers lead the team, and their focus is on portfolio structure, including sector allocation, duration weighting and term structure decisions.

Mr. Leech, Mr. Walsh, Mr. Eichstaedt, Mr. Moody, Mr. Nelson, Mr. Van Schaick and Mr. Gardner have been employed by Western Asset for more than five years.

Prior to joining Western Asset in 2005, Mr. Buchanan was a Managing Director and head of U.S. Credit Products at Credit Suisse Asset Management from 2003 to 2005. Mr. Buchanan served as Executive Vice President and portfolio manager for Janus Capital Management in 2003. Prior to joining Janus Capital Management, Mr. Buchanan was a Managing Director and head of High Yield Trading at Blackrock Financial Management from 1998 to 2003.

Mr. Lindbloom joined Western Asset in 2006. Prior to this, Mr. Lindbloom was a managing director of Salomon Brothers Asset Management Inc and a senior portfolio manager responsible for managing its Mortgage/Corporate Group and was associated with Citigroup Inc. or its predecessor companies since 1986.

Mr. Settel has been employed by Western Asset for the past five years.

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